49TH ANNUAL REPORT

                                    SELIGMAN
                                     INCOME
                                   FUND, INC.


                                DECEMBER 31, 1995



                                     [logo]

                                 AN INCOME FUND
                               ESTABLISHED IN 1947


                        SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF

                                     [logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                                                                     EQIN2 12/95

================================================================================
SELIGMAN INCOME FUND
--------------------------------------------------------------------------------

A mutual fund that seeks to provide shareholders with high current income consistent with prudent risk of capital, and with the possibility of improvement in income and capital value over the longer term.



HIGHLIGHTS OF 1995
--------------------------------------------------------------------------------

                                                               DECEMBER 31, 1995                   DECEMBER 31, 1994
                                                           -----------------------             -----------------------
                                                             CLASS A       CLASS D              CLASS A        CLASS D
----------------------------------------------------------------------------------------------------------------------

Net Assets (in thousands)............................       $318,307       $86,701             $286,355        $67,946
----------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share............................         $14.63        $14.60               $13.05         $13.01
----------------------------------------------------------------------------------------------------------------------
Dividends Paid per Share.............................        $  0.78       $  0.65              $  0.75        $  0.65
Distribution of Realized Gain per Share..............          0.276         0.276                   --             --
----------------------------------------------------------------------------------------------------------------------
Total Expenses per Dollar of
  Average Net Assets.................................        $0.0100       $0.0179              $0.0102        $0.0182
----------------------------------------------------------------------------------------------------------------------

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

     Your Fund performed favorably during the past year. Long-term performance results and an interview with your Portfolio Manager begin on page 3.
     On December 27, your Fund paid a $0.20 per share dividend to Class A shareholders of record December 21, and a $0.165 dividend to Class D shareholders. For both Class A and D shares, net realized gain per share from investment transactions for the 12 months totaled $0.37. Net unrealized gain per share totaled $0.99 at December 31. A realized gain distribution of $0.276 was paid on December 27 to shareholders of record December 21.
     Turning towards the US financial markets, it can be unanimously concluded that 1995 was a banner year. After a pessimistic start, many factors including low inflation, falling interest rates, and strong corporate earnings paved the way for a memorable year.
     Both equity and bond market indices tell the best story. The Standard & Poor's 500 Composite Stock Price Index and the Ibbotson Long-Term Government Bond Index were up 30% or more for the year. It is interesting to note that these leading market indices have only once, since the end of World War II, risen more than 1995's powerful advance.
     The financial markets, however, did teeter towards the end of the year due to the Federal budget stalemate between the White House and Congress, which brought on fears of higher inflation and interest rates. Nevertheless, the deadlock in Washington did not deter the Federal Reserve Board from lowering short-term interest rates on December 19--a move that quickly rejuvenated the financial markets.
     Looking forward, the slowing economy, the budget negotiations, and the 1996 Presidential election are a few of the factors that may create somewhat more volatile markets in the year ahead. We remain optimistic about your Fund's performance and will continue to search for, and invest in, those companies that can sustain earnings growth in a challenging and competitive global business environment--a strategy we believe is key to investment performance.
     A Special Meeting of Shareholders was held on December 12, at which several proposals were voted on. The results of the Special Meeting appear on page 21.
     We thank you for your continued investment in Seligman Income Fund, and look forward to serving your investment needs in 1996 and the years ahead.

By order of the Board of Directors,

/s/ William C. Morris


William C. Morris
Chairman

                         /s/ Brian T. Zino


                         Brian T. Zino
                         President

February 2, 1996

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

The following are biographies of your Portfolio Managers, a discussion with them regarding Seligman Income Fund, and a comparison chart and table of your Fund's performance against the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Lipper Income Fund Average.

YOUR PORTFOLIO MANAGERS

                  CHARLES C. SMITH, JR. is a Managing Director of J. & W. Seligman & Co. Incorporated and has been Portfolio Manager of Seligman Income Fund since December 1991. Mr. Smith is also Portfolio Manager of Seligman Common Stock Fund and Tri-Continental Corporation. In addition, Mr. Smith is Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock and Income portfolios. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He was
[Photo] promoted to Senior Vice President, Senior Investment Officer in August 1992, and to Managing Director in January 1994. Stacey G. Navin, Vice President of J. & W. Seligman & Co. Incorporated, has been Co-Portfolio Manager of Seligman Income Fund and Seligman Common Stock Fund since December 1991. Ms. Navin joined Seligman in 1986 as a research analyst and assumed portfolio management responsibilities in 1988. Mr. Smith and Ms. Navin are supported by a group of investment professionals dedicated to the income and growth investment discipline, and to the objectives of Seligman Income Fund.

IAIN C. CLARK, Chief Investment Officer of Seligman Henderson Co., is responsible for the investment activities of Seligman Income Fund's Subadviser, Seligman Henderson Co. Mr. Clark is also head of International Investments for, and a Director of, Henderson Administration Group plc, an investment manager in London, England. He has been with Henderson since 1985.

YOUR MANAGERS' INVESTMENT STRATEGY

"LATE IN 1994, WE EXTENDED MATURITIES IN THE FIXED-INCOME PORTION OF YOUR FUND, BASED ON OUR EXPECTATION FOR DECLINING INTEREST RATES IN 1995. AT THE SAME TIME, WE FOCUSED ON INCREASING OUR COMMITMENTS TO CONVERTIBLE SECURITIES WITH LOWER PREMIUMS THAT HAVE A STRONGER CORRELATION TO THEIR UNDERLYING COMMON STOCK. LASTLY, WE MODESTLY INCREASED OUR EXPOSURE TO UTILITY ISSUES, WHICH HAVE HISTORICALLY DONE WELL IN DECLINING INTEREST RATE ENVIRONMENTS.

"AS PART OF YOUR FUND'S INVESTMENT POLICY, IT MAY INVEST UP TO 10% OF ASSETS IN INTERNATIONAL EQUITIES. BY INVESTING INTERNATIONALLY, SELIGMAN INCOME FUND HAS THE ABILITY TO PARTICIPATE IN NON-U.S. MARKETS, THUS SEEKING TO ACHIEVE GREATER PORTFOLIO DIVERSIFICATION WITH LESS OVERALL RISK. HOWEVER, IN PERIODS WHEN INTERNATIONAL MARKETS LAG THE U.S. MARKETS, SUCH AS 1995, INTERNATIONAL EXPOSURE CAN DAMPEN OVERALL INVESTMENT RESULTS."

ECONOMIC FACTORS AFFECTING SELIGMAN INCOME FUND

"THE DRAMATIC DECLINE IN INTEREST RATES IN 1995 HAD A VERY POSITIVE IMPACT ON YOUR FUND. INVESTORS' EXPECTATIONS FOR STABLE ECONOMIC GROWTH COUPLED WITH MODEST INFLATION GREATLY BENEFITED INCOME-SENSITIVE INVESTMENTS SUCH AS BONDS, CONVERTIBLE SECURITIES, AND HIGHER YIELDING EQUITIES - TRADITIONAL INVESTMENTS FOR YOUR FUND."

================================================================================
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------

INDIVIDUAL SECTOR PERFORMANCE

"MANY   CONVERTIBLE   SECURITIES   ARE   ISSUED  BY   COMPANIES   WITH   SMALLER
CAPITALIZATIONS, WHICH ENJOYED GOOD PERFORMANCE IN 1995. THE FINANCIAL, TECHNOLOGY, AND UTILITY INDUSTRIES--THREE OF THE LARGER SECTORS IN THE CONVERTIBLE AND EQUITY PORTIONS OF YOUR PORTFOLIO--DID PARTICULARLY WELL. SPECIFICALLY, THE CONVERTIBLE SECURITIES OF CITICORP, H.F. AHMANSON, AND CERIDIAN, AS WELL AS THE COMMON STOCKS OF NYNEX AND GTE, CONTRIBUTED TO YOUR FUND'S PERFORMANCE IN 1995. ADDITIONALLY, THE BONDS HELD IN YOUR PORTFOLIO NOT ONL CONTRIBUTED HIGH CURRENT INCOME, BUT SOLID CAPITAL APPRECIATION."

OUTLOOK FOR THE YEAR AHEAD

"ISSUE SELECTION WILL BE EXTREMELY IMPORTANT FOR YOUR FUND'S PERFORMANCE IN 1996. WE WILL PAY PARTICULAR ATTENTION TO IDENTIFYING VALUE, IN BOTH THE STOCK AND BOND MARKETS. FURTHER, INTERNATIONAL INVESTMENTS SHOULD BE A POSITIVE FACTOR AS THE YEAR PROGRESSES IF FOREIGN MONETARY AUTHORITIES LOWER INTEREST RATES ABROAD."

================================================================================
PERFORMANCE COMPARISON CHART AND TABLE                         December 31, 1995
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman Income Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1995, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P
500), the Lehman Brothers Aggregate Bond Index (Lehman Index), and the Lipper Income Funds Average (Lipper Income) for the same period. The performance of Seligman Income Fund Class D shares is not shown in this chart, but is included in the table below. It is important to keep in mind that the indices exclude the effects of any fees or sales charges, and the Lipper Income excludes the effects of any sales charges.

[TABLE BELOW LISTS PLOT POINTS FOR LINE GRAPH INCLUDED WITH PRINTED REPORT]

         Income Fund         Income Fund        S&P Stock      Lehman Brothers
Date  with sales charge   w/o sales charge    Index Aggregate      Index        Lipper Income
----  -----------------   ----------------    ---------------  ---------------  -------------
12/31/85        9524.16         10000           10000           10000           10000
3/31/86         10485.38        11009.25        11410.50        10777           11005
6/30/86         10781.48        11320.15        12083.03        10905.25        11309.84
9/30/86         10783.58        11322.36        11240.12        11163.7         11266.86
12/31/86        11153.21        11710.46        11866.53       11526.52        11675.85
3/31/87         11524.28        12100.07        14400.28        11716.71        12503.67
6/30/87         11219.29        11779.83        15123.17        11506.98        12426.14
9/30/87         11012.17        11562.35        16120.85        11192.84        12470.88
12/31/87        10707.33        11242.28        12489.63        11843.14        11680.22
3/31/88         11312.48        11877.67        13200.78       12288.44        12273.58
6/30/88         11672.53        12255.72        14079.96        12433.45        12579.19
9/30/88         11767.51        12355.45        14127.69        12680.87        12780.46
12/31/88        11834.81        12426.11        14563.81        12777.25        12921.04
3/31/89         12239.65        12851.17        15596.38        12922.91        13352.61
6/30/89         13063.49        13716.18        16973.08        13952.87        14066.97
9/30/89         13318.17        13983.58        18790.72        14110.53        14619.8
12/31/89        13622.6         14303.23        19178.56        14635.44        14812.78
3/31/90         13513.09        14188.25        18601.67        14518.36        14583.19
6/30/90         13591.39        14270.46        19771.90        15048.28        14991.51
9/30/90         12128.22        12734.19        17054.65        15177.7         14228.45
12/31/90        12491.48        13115.61        18583.43        15945.69        14830.31
3/31/91         13863.37        14556.05        21282.86        16390.57        16092.37
6/30/91         14292.12        15006.22        21234.12        16659.38        16393.3
9/30/91         15547.31        16324.12        22369.72        17605.63        17498.2
12/31/91        16254.31        17066.44        24245.20       18498.24        18465.86
3/31/92         17089.18        17943.02        23632.77        18261.46        18650.51
6/30/92         17755.49        18642.62        23082.26        18999.22        19230.55
9/30/92         18567.74        19495.46        24841.58        19816.19        19911.31
12/31/92        19105.23        20059.81        26092.60        19869.69        20279.67
3/31/93         20347.86        21364.52        27232.06        20690.31        21328.12
6/30/93         20858.94        21901.14        27364.68        21238.6         21808.01
9/30/93         21591.36        22670.16        28072.06        21792.93        22521.13
12/31/93        22157.63        23264.74        28722.49        21806.01        22737.33
3/31/94         21270.96        22333.76        27633.33        21180.17        22062.03
6/30/94         20928.89        21974.6         27749.67        20962.02        21953.93
9/30/94         21350.06        22416.82        29106.35        21089.89        22377.64
12/31/94        20954.4         22001.39        29101.69        21170.03        22071.07
3/31/95         22081.35        22962.37        31935.32        22237           23287.18
6/30/95         23612.06        24878.47        34983.87        23591.23        24656.47
9/30/95         24653.15        25884.96        37764.04        24053.62        25788.2
12/31/95        25271.34        26534.02        40037.43        25078.3         26946.09

The table below shows the average annual total returns for the one-, five-, and 10-year periods through December 31, 1995, for the Seligman Income Fund Class A shares, with and without the maximum initial sales charge of 4.75%, the S&P 500, the Lehman Index, and the Lipper Income. Also included in the table are the average annual total returns for the one-year and since-inception periods through December 31, 1995, for the Seligman Income Fund Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, the S&P 500, the Lehman Index, and the Lipper Income.

AVERAGE ANNUAL TOTAL RETURNS

                                  ONE      FIVE      10
                                  YEAR     YEARS    YEARS
                                 ------   ------   ------
Seligman Income Fund
  Class A with sales charge       14.88%   14.01%    9.71%
  Class A without sales charge    20.60    15.13    10.25
S&P 500                           37.58    16.59    14.86
Lehman Index                      18.46     9.48     9.63
Lipper Income                     22.10    12.69    10.42

                                               SINCE
                                    ONE      INCEPTION
                                   YEAR       5/3/93
                                 ---------   ---------
Seligman Income Fund
  Class D with CDSL               18.66%        n/a
  Class D without CDSL            19.66        7.50%
S&P 500                           37.58       16.62*
Lehman Index                      18.46        7.19*
Lipper Income                     21.66        9.04*
* From 4/30/93.

No adjustment was made to performance for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of Class A shares. THE PERFORMANCE OF CLASS D SHARES WILL BE GREATER THAN OR LESS THAN THE PERFORMANCE SHOWN FOR CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY SHAREHOLDERS. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

================================================================================
SELIGMAN INCOME FUND
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION FOR 1995 DIVIDEND AND GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS

The quarterly dividends paid to both Class A and Class D shareholders in 1995 are taxable as ordinary income for federal tax purposes. It makes no difference whether you received them in cash or in shares. Under the Internal Revenue Code, 17% of the dividend paid to both Class A and Class D shareholders has been designated as qualifying for the dividend received deduction available to corporate shareholders. In order to claim the dividend received deduction for this distribution, corporate shareholders must have held the Fund's shares for at least 46 days.

    A distribution of $0.276 per share, consisting of $0.067 from net long-term and $0.209 from net short-term gain realized on investments in 1995, was paid on December 27, 1995, to both Class A and D shareholders. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1995 as a long-term gain from the sale of capital assets, no matter how long your shares may have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares were held for six months or less from the date of purchase, any loss would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

    If the gain distribution was paid in shares, the per share cost basis for federal income tax purposes was $14.52 for Class A and $14.49 for Class D.

    A year-end statement of account showing activity for 1995 and a combined Form 1099-DIV/B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to shareholders during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the dividends and the distribution from gain on investments paid during the year.

================================================================================
SELIGMAN INCOME FUND
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS

                                         PERCENT OF TOTAL
                                          DECEMBER 31
                                         ----------------
                                           1995      1994
---------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT
  AGENCY SECURITIES  ..................    10.6      12.6
---------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES  ........      --       0.6
---------------------------------------------------------
Corporate Bonds........................    35.5      23.6
Convertible Bonds......................    19.5      27.4
Convertible Preferred Stocks...........    14.4      16.8
Asset-backed Securities................      --       1.4
---------------------------------------------------------
Total Corporate Fixed Income  .........    69.4      69.2
---------------------------------------------------------
Common Stocks  ........................    15.4      16.0
---------------------------------------------------------
Net Cash and Short-Term
  Holdings  ...........................     4.6       1.6
---------------------------------------------------------
Total  ................................   100.0     100.0
---------------------------------------------------------



DIVERSIFICATION OF NET ASSETS BY INDUSTRY

                                        PERCENT OF TOTAL
                                          DECEMBER 31
                                         ---------------
                                           1995     1994
--------------------------------------------------------

Automotive.............................     2.3      2.7
Banking and Finance....................    18.4     10.5
Broadcasting...........................     1.2       --
Building and Construction..............      --      1.2
Chemicals..............................     3.9      1.1
Commercial Services....................     1.0       --
Computer and Business Services.........     0.9      1.7
Consumer Goods and Services............     3.2      2.8
Diversified............................     0.8      0.8
Drugs and Health Care..................     0.9      1.7
Electric Utilities.....................     5.4      4.0
Energy ................................    10.1      8.6
Environmental Services.................     0.6      1.6
Finance and Insurance..................      --      9.6
Food...................................     1.6      0.7
Insurance..............................     8.2       --
Leasing................................      --      0.8
Machinery..............................     0.9      0.7
Manufacturing..........................      --      0.2
Minerals...............................      --      0.7
Office Equipment and Services..........      --      0.6
Packaging and Paper....................     0.9      0.7
Publishing.............................     1.4      1.0
Retailing..............................     3.4      5.1
Spirits, Wines, and Ciders.............      --      0.3
Steel..................................     0.8      1.8
Technology.............................     4.0      5.8
Transportation.........................     3.9      8.3
Utilities/Telecommunications...........     6.2      8.6
Miscellaneous..........................     4.8      3.6
--------------------------------------------------------

TOTAL CORPORATE FIXED INCOME AND
  COMMON STOCKS........................    84.8     85.2
--------------------------------------------------------

U.S. GOVERNMENT AND GOVERNMENT
  AGENCY SECURITIES....................    10.6     12.6
--------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES..........      --      0.6
--------------------------------------------------------

NET CASH AND SHORT-TERM
  HOLDINGS.............................     4.6      1.6
--------------------------------------------------------

TOTAL..................................   100.0    100.0
--------------------------------------------------------

================================================================================
SELIGMAN INCOME FUND
--------------------------------------------------------------------------------


MAJOR PORTFOLIO HOLDINGS
AT DECEMBER 31, 1995


SECURITY                                      VALUE
-----------                                  ---------
U.S. Treasury Bonds
  121/2%, 8/15/2014.......................   $16,171,870
U.S. Treasury Notes
  91/4%, 2/15/2016........................     6,878,125
Carlton Communications
  71/2%, 8/14/2007........................     5,729,620
AEGON N.V. 8%,
  8/15/2006...............................     5,643,200
Midland Bank 7.65%,
  5/1/2025................................     5,540,010
News America Holdings
  81/4%, 8/10/2018........................     5,468,895
Capital One Bank 81/8%,
  3/1/2000................................     5,384,495
Whitman 75/8%, 6/15/2015..................     5,315,985
First Union 6.55%, 10/15/2035.............     5,174,480
St. Paul Companies 6.74%,
  7/18/2005...............................     5,174,275


LARGEST PORTFOLIO CHANGES*
DURING PAST THREE MONTHS

                                                 PRINCIPAL AMOUNT
                                             ------------------------
                                                           HOLDINGS
ADDITIONS                                     INCREASE     12/31/95
-----------                                  -----------  -----------
U.S. GOVERNMENT AND GOVERN-
    MENT AGENCY SECURITIES
U.S. Treasury Bonds 121/2%,
  8/15/2014 ..............................   $10,000,000  $10,000,000
CORPORATE BONDS
Alco Capital 5.97%, 12/1/1998 ............     5,000,000    5,000,000
Chase Manhattan Grantor Trust,
  5.90%, 11/15/2001 ......................     4,834,517    4,834,517
Finova Capital 6.54%,
  11/15/2002 .............................     5,000,000    5,000,000
Ford Credit Grantor Trust 5.90%,
  10/15/2000 .............................     4,863,483    4,863,483
Geon 67/8%, 12/15/2005 ...................     5,000,000    5,000,000
Tosco 7%, 7/15/2000 ......................     5,000,000    5,000,000
USAA Capital 5.73%,
  11/17/1997 .............................     5,000,000    5,000,000
Viacom 63/4%, 1/15/2003 ..................     5,000,000    5,000,000
Woolworth 7%, 10/15/2002 .................     5,000,000    5,000,000


                                                            HOLDINGS
REDUCTIONS                                    DECREASE      12/31/95
----------                                   -----------   ----------
U.S. GOVERNMENT AND GOVERN-
  MENT AGENCY SECURITIES
U.S. Treasury Bonds 12%,
  8/15/2013 ..............................   $10,000,000       --
U.S. Treasury Notes 73/8%,
  5/15/1996 ..............................     3,000,000       --
CORPORATE BONDS
Alco Capital 61/4%, 6/24/1998 ............     5,000,000       --
Beneficial 6.59%, 7/18/2002  .............     5,000,000       --
Cemex 61/4%, 10/25/1995 ..................     3,000,000       --
Dresdner Bank 71/4%, 9/15/2015 ...........     5,000,000       --
James River 6.70%, 11/15/2003 ............     4,000,000       --
McDonnell Douglas 6.39%,
  5/15/1997 ..............................     5,000,000       --
ASSET-BACKED SECURITIES
Ford Credit Auto Lease Trust
  6.35%, 10/15/1998 ......................     5,000,000       --
Toyota Auto Receivable Grantor
  Trust 5.85%, 1/15/1999 .................     5,000,000       --

* Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

================================================================================
PORTFOLIO OF INVESTMENTS                                       December 31, 1995
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           ------        -----
U.S. GOVERNMENT AND GOVERNMENT
AGENCY SECURITIES   10.6%
U.S. Treasury Bonds
  12 1/2%, 8/15/2014 ..............................   $10,000,000   $ 16,171,870
U.S. Treasury Notes
  9 1/4%, 2/15/2016 ...............................     5,000,000      6,878,125
MORTGAGE-BACKED SECURITIES:++
Government National Mortgage
   Association Obligations:
  7 1/2%, with various maturities from
  1/15/2023 to 12/15/2024 .........................     9,293,226      9,566,215
  10%, with various maturities from
  1/15/2018 to 8/15/2021 ..........................     9,353,255     10,282,735
                                                                    ------------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY SECURITIES
   (Cost $40,423,180) .............................                   42,898,945
                                                                    ------------
CORPORATE BONDS   35.5%
AUTOMOTIVE   2.3%
Ford Credit Grantor Trust,
  5.90%, 10/15/2000 ...............................     4,863,483      4,883,229
General Motors
  9 1/8%, 7/15/2001 ...............................     4,000,000      4,574,528
                                                                    ------------
                                                                       9,457,757
                                                                    ------------
BANKING AND FINANCE   14.7%
Alco Capital 5.97%, 12/1/1998 .....................     5,000,000      5,040,950
CAF 7 3/8%, 7/21/2000 .............................     5,000,000      5,126,250
Capital One Bank 8 1/8%, 3/1/2000 .................     5,000,000      5,384,495
Chase Manhattan Grantor Trust
  5.90%, 11/15/2001 ...............................     4,834,517      4,854,146
Finova Capital 6.54%, 11/15/2002 ..................     5,000,000      5,101,765
First Union 6.55%, 10/15/2035 .....................     5,000,000      5,174,480
First USA Bank 5 3/4%, 1/15/1999 ..................     4,000,000      3,982,596
Golden West Financial
  6.70%, 7/1/2002 .................................     4,000,000      4,118,764
Midland Bank 7.65%, 5/1/2025 ......................     5,000,000      5,540,010
Travelers Group
  6 1/4%, 12/1/2005 ...............................     3,000,000      2,995,410
United Companies Financial
  7%, 7/15/1998 ...................................     2,000,000      2,038,438
United Companies Financial
  9.35%, 11/1/1999 ................................     3,000,000      3,228,342
USAA Capital+
  5.73%, 11/17/1997 ...............................     5,000,000      5,029,700
USF&G 7%, 5/15/1998 ...............................     2,000,000      2,047,110
                                                                    ------------
                                                                      59,662,456
                                                                    ------------
BROADCASTING  1.2%
Viacom 6 3/4%, 1/15/2003 ..........................    $5,000,000   $  5,044,250
                                                                    ------------
CHEMICALS   3.4%
Geon  6 7/8%, 12/15/2005 ..........................     5,000,000      5,017,900
Lyondell Petrochemical
  9 1/8%, 3/15/2002 ...............................     4,000,000      4,559,672
Praxair 6.85%, 6/15/2005 ..........................     4,000,000      4,157,576
                                                                    ------------
                                                                      13,735,148
                                                                    ------------
COMMERCIAL SERVICES   1.0%
Service Corp. 6 3/8%, 10/1/2000 ...................     4,000,000      4,075,700
                                                                    ------------
ELECTRIC UTILITIES   1.0%
New Jersey Central Power & Light
   6 1/8%, 8/1/1996 ...............................     1,000,000        999,896
Texas Utilities 5P. %, 4/1/1998 ...................     3,000,000      3,009,912
                                                                    ------------
                                                                       4,009,808
                                                                    ------------
ENERGY   3.2%
Enron 7 1/8%, 5/15/2007 ...........................     3,000,000      3,187,989
Oryx Energy 10%, 4/1/2001 .........................     4,000,000      4,508,420
Tosco 7%, 7/15/2000 ...............................     5,000,000      5,092,570
                                                                    ------------
                                                                      12,788,979
                                                                    ------------
INSURANCE   2.7%
AEGON N.V. 8%, 8/15/2006 ..........................     5,000,000      5,643,200
St. Paul Companies
   6.74%, 7/18/2005 ...............................     5,000,000      5,174,275
                                                                    ------------
                                                                      10,817,475
                                                                    ------------
PUBLISHING   1.4%
News America Holdings
  8 1/4%, 8/10/2018 ...............................     5,000,000      5,468,895
                                                                    ------------
RETAILING   1.3%
Woolworth  7%, 10/15/2002 .........................     5,000,000      5,119,670
                                                                    ------------
TECHNOLOGY   0.5%
Tektronix 7 5/8%, 8/15/2002 .......................     2,000,000      2,115,366
                                                                    ------------
MISCELLANEOUS   2.8%
CSR America 6 7/8%, 7/21/2005 .....................     3,000,000      3,121,827
Trinova  7.95%, 5/1/1997 ..........................     3,000,000      3,087,039
Whitman  7 5/8%, 6/15/2015 ........................     5,000,000      5,315,985
                                                                    ------------
                                                                      11,524,851
                                                                    ------------
TOTAL CORPORATE BONDS
  (Cost $138,768,312) .............................                  143,820,355
                                                                    ------------

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           ------        -----
CONVERTIBLE BONDS   19.5%
CONSUMER GOODS AND SERVICES   2.3%
Bell Sports  4 1/4%, 11/15/2000 ....................   $2,500,000   $  1,750,000
Unifi 6%, 3/15/2002 ................................    4,000,000      4,030,000
Wendy's International
  7%, 4/1/2006 .....................................    2,000,000      3,437,500
                                                                    ------------
                                                                       9,217,500
                                                                    ------------
DIVERSIFIED   0.8%
Land and General Berhad
  4 1/2%, 7/26/2004 ................................    1,000,000      1,132,500
MascoTech 4 1/2%, 12/15/2003 .......................    2,750,000      2,151,875
                                                                    ------------
                                                                       3,284,375
                                                                    ------------
DRUGS AND HEALTH CARE   0.9%
Ciba-Geigy 6 1/4%, 3/15/2016+ ......................    2,000,000      2,030,000
Greenery Rehabilitation Group
  8 3/4%, 4/1/2015 .................................   2,000,000      1,790,000
                                                                    ------------
                                                                       3,820,000
                                                                    ------------
ENERGY   2.2%
Apache 6%, 1/15/2002+ ..............................    3,000,000      3,412,500
E. E. Finance 8 1/2%, 6/27/2006 ....................    1,000,000      1,543,120
Kelley Oil & Gas
  8 1/2%, 4/1/2000 .................................    1,250,000        698,438
Santa Fe Pipelines
  11.162%, 8/15/2010 ...............................    2,500,000      3,168,750
                                                                    ------------
                                                                       8,822,808
                                                                    ------------
ENVIRONMENTAL SERVICES   0.6%
OHM 8%, 10/1/2006 ..................................    3,000,000      2,625,000
                                                                    ------------
INSURANCE   2.0%
AXA 6%, 1/1/2001 ...................................    2,184,500++      584,915
Leucadia National
  5 1/4%, 2/1/2003 .................................    3,000,000      3,097,500
Liberty Life International
  6 1/2%, 9/30/2004 ................................      750,000        986,250
Trenwick Group
  6%, 12/15/1999 ...................................    3,000,000      3,540,000
                                                                    ------------
                                                                       8,208,665
                                                                    ------------
MACHINERY   0.9%
Cooper Industries
  7.05%, 1/1/2015 ..................................   $2,724,000   $  2,819,340
Teco Electric and Machinery ........................    1,000,000        783,750
                                                                    ------------
                                                                       3,603,090
                                                                    ------------
RETAILING   1.5%
CML Group 5 1/2%, 1/15/2003 ........................    2,000,000      1,450,000
Price Co. 6 3/4%, 3/1/200 1 ........................    3,000,000      3,048,750
Proffitts 4 3/4%, 11/1/2003 ........................    2,000,000      1,727,500
                                                                    ------------
                                                                       6,226,250
                                                                    ------------
TECHNOLOGY  2.9%
Bay Networks
  5 1/4%, 5/15/2003+ ...............................    2,000,000      2,147,500
Conner Peripherals
  6 1/2%, 3/1/2002 .................................    3,000,000      3,075,000
Cray Research 6 1/8%, 2/1/2011 .....................    1,500,000      1,205,625
Data General 7 3/4%, 6/1/2001 ......................    2,000,000      1,980,000
EMC 4 1/4%, 1/1/2001 ...............................    1,500,000      1,492,500
Evans & Sutherland Computer
  6%, 3/1/2012 .....................................    2,000,000      1,730,000
                                                                    ------------
                                                                      11,630,625
                                                                    ------------
TELECOMMUNICATIONS   2.3%
Carlton Communications
  7 1/2%, 8/14/2007 ................................    2,600,000      5,729,620
LDDS Communications
  5%, 8/15/2003 ....................................    2,000,000      2,110,000
Network Equipment
  7 1/4%, 5/15/2014 ...............................     1,470,000      1,534,313
                                                                    ------------
                                                                       9,373,933
                                                                    ------------
TRANSPORTATION   2.0%
Airborne Freight
  6 3/4%, 8/15/2001 ...............................     1,750,000      1,758,750
British Airways
  9 3/4%, 6/15/2005 ...............................       700,000o     2,110,869
Builders Transport
  8%, 8/15/2005 ...................................     3,000,000      2,726,250
Nippon Yusen 2%, 9/29/2000 ........................   115,000,000**    1,311,111
                                                                    ------------
                                                                       7,906,980
                                                                    ------------

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           ------        -----
MISCELLANEOUS   1.1%
General Signal 5 3/4%, 6/1/2002  ..................    $2,300,000   $  2,415,000
TriMas 5%, 8/1/2003 ...............................     2,000,000      1,960,000
                                                                    ------------
                                                                       4,375,000
                                                                    ------------
TOTAL CONVERTIBLE BONDS
  (Cost $72,435,924) ..............................                   79,094,226
                                                                    ------------
CONVERTIBLE PREFERRED
   STOCKS   14.4%
BANKING AND FINANCE   1.5%
Citicorp $5.375 ...................................   15,000 shs.      2,746,875
National City $4.00 ...............................        40,000      3,150,000
                                                                    ------------
                                                                       5,896,875
                                                                    ------------
COMPUTER AND BUSINESS SERVICES   0.9%
Ceridian 5 1/2% ....................................       40,000      3,700,000
                                                                    ------------
ENERGY   2.4%
Snyder Oil (Class A) 6% ............................      150,000      2,962,500
Unocal $3.50+ ......................................       50,000      2,681,250
Williams Cos. $3.50+ ...............................       50,000      3,800,000
WRT Energy 9% ......................................       40,000        182,500
                                                                    ------------
                                                                       9,626,250
                                                                    ------------
FOOD   0.8%
RJR Nabisco Holdings ...............................      500,000      3,187,500
                                                                    ------------
INSURANCE   3.2%
Ahmanson (HF) (Series D) 6% ........................       50,000      2,956,250
Alexander & Alexander
  (Series A) $3.625+ ...............................       65,000      3,241,875
American General (Series A) $3.00 ..................       50,000      2,618,750
St. Paul Capital 6% ................................       75,000      4,218,750
                                                                    ------------
                                                                      13,035,625
                                                                    ------------
PAPER   0.9%
International Paper 5(TM)%+ ........................       80,000      3,630,000
                                                                    ------------
RETAILING   0.4%
TJX Companies $3.125 ...............................       30,000      1,342,500
Venture Stores $3.25 ...............................       40,000        400,000
                                                                    ------------
                                                                       1,742,500
                                                                    ------------
STEEL   0.7%
U.S. Steel $3.25 ...................................       60,000      2,857,500
                                                                    ------------
TECHNOLOGY   0.6%
General Motors (Series E) 6 1/2% ...................       30,000   $  2,197,500
                                                                    ------------
TRANSPORTATION   1.9%
GATX $3.875 ........................................       50,000      2,875,000
Interpool 5 3/4% ...................................       20,000      1,870,000
Sea Containers $4.00 ...............................       70,000     3,062,500
                                                                    ------------
                                                                       7,807,500
                                                                    ------------
UTILITIES/TELECOMMUNICATIONS   0.4%
Mobile Telecommunication
   Technologies $2.25+ .............................       50,000      1,587,500
                                                                    ------------
MISCELLANEOUS   0.7%
Corning (Delaware) 6% ..............................       60,000      3,022,500
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED
   STOCKS (Cost $53,682,725) .......................                  58,291,250
                                                                    ------------
COMMON STOCKS   15.4%
BANKING AND FINANCE   2.2%
Banco de Santander .................................       52,732      2,638,658
Grupo Financiera Banamex
   Accival (Class B ................................      443,000        738,238
Internationale Nederlanden Bank ....................       31,518      2,101,200
National Australia Bank (ADRs) .....................       60,000      2,715,000
Societe Generale ...................................        6,164        760,057
                                                                    ------------
                                                                       8,953,153
                                                                    ------------
CHEMICALS  0.5%
Bayer AG ...........................................        5,700      1,511,006
European Vinyls ....................................       24,700        640,541
                                                                    ------------
                                                                       2,151,547
                                                                    ------------
CONSUMER GOODS AND SERVICES  0.9%
Allied Domecq ......................................      140,000      1,140,610
B.A.T. Industries ..................................      200,000      1,761,350
Christian Dior--ABSA ...............................        7,570        814,625
                                                                    ------------
                                                                       3,716,585
                                                                    ------------
ELECTRIC UTILITIES  4.4%
Central Costanera (ADRs)+ ..........................       14,000        427,000
CINergy ............................................      102,300      3,132,938
Empresa Nacionale de
   Electricidad (ADRs) .............................       25,000      1,431,250
Entergy ............................................      100,000      2,925,000
FPL Group ..........................................      100,000      4,637,500

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           ------        -----

ELECTRIC UTILITIES   (continued)
Hong Kong Electric .................................      800,000   $  2,622,696
Huaneng Power International (ADRs)* ................       35,000        503,125
SCE ................................................      120,000      2,130,000
                                                                    ------------
                                                                      17,809,509
                                                                    ------------
ENERGY   2.3%
Atlantic Richfield .................................       20,000      2,215,000
BP Prudhoe Bay Royalty Trust .......................       80,000      1,160,000
British Gas Petroleum (ADRs) .......................       25,000        975,000
Shell Transport and Trading (ADRs) .................       50,000      4,068,750
Total SA  (Class B) ................................       15,000      1,010,394
                                                                    ------------
                                                                       9,429,144
                                                                    ------------
FOOD   0.8%
ConAgra ............................................       76,329      3,148,571
                                                                    ------------
INSURANCE   0.3%
GCR Holdings .......................................       57,000      1,275,375
                                                                    ------------
RETAILING   0.2%
Kmart ..............................................      100,000        725,000
                                                                    ------------
STEEL   0.1%
Pohang Iron & Steel (ADRs) .........................       15,000        328,125
                                                                    ------------
UTILITIES/TELECOMMUNICATIONS   3.5%
Alcatel Alsthom ....................................       15,000      1,290,737
British Telecommunications (ADRs) ..................       30,000      1,638,750
GTE ................................................      100,000      4,400,000
NYNEX ..............................................       50,000      2,700,000
Tele Danmark (ADSs) ................................       50,000      1,381,250
Telecom Italia-Di Risp .............................      439,000        536,864
Telecom Italia Mobile ..............................      439,000        461,669
U.S. West ..........................................       50,000      1,787,500
                                                                    ------------
                                                                      14,196,770
                                                                    ------------
MISCELLANEOUS   0.2%
Pacific Dunlop .....................................      275,000   $    643,407
                                                                    ------------
OTHER ..............................................                     121,585
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $53,933,794) ...............................                  62,498,771
                                                                    ------------
SHORT-TERM HOLDINGS   2.9%
  (Cost $11,700,000) ...............................                  11,700,000
                                                                    ------------
TOTAL INVESTMENTS   98.3%
  (Cost $370,943,935) ..............................                 398,303,547
OTHER ASSETS LESS
   LIABILITIES   1.7% ..............................                   6,704,056
                                                                    ------------
NET ASSETS   100.0% ................................                $405,007,603
                                                                    ============
---------------------
  +Rule 144A security.
 ++Investments in mortgage-backed securities are subject to principal paydowns.
   As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.
  oPrincipal amount reported in British pounds.
  #Principal amount reported in French francs.
 **Principal amount reported in Japanese yen.
  *Non-income producing security.
See notes to financial statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
  Bonds and stocks (cost $318,820,755) ...........................  $343,704,602
  U.S. Government and Government Agency
     securities (cost $40,423,180) ...............................    42,898,945
  Short-term holdings (cost $11,700,000) .........................    11,700,000   $398,303,547
                                                                    ------------
Cash .............................................................                    3,011,193
Receivable for interest and dividends ............................                    4,910,863
Receivable for Capital Stock sold ................................                      603,945
Investment in, and expenses prepaid to, shareholder service agent                        36,708
Other ............................................................                       75,601
                                                                                   ------------
Total Assets .....................................................                  406,941,857
                                                                                   ------------
LIABILITIES:
Payable for Capital Stock repurchased ............................                    1,230,236
Accrued expenses, taxes, and other ...............................                      704,018
                                                                                   ------------
Total Liabilities ................................................                    1,934,254
                                                                                   ------------
NET ASSETS .......................................................                 $405,007,603
                                                                                   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 100,000,000 shares authorized;
  27,691,916 shares outstanding):
  Class A ..........................................................               $ 21,753,370
  Class D ..........................................................                  5,938,546
Additional paid-in capital .........................................                346,812,910
Undistributed net investment income ................................                    131,568
Undistributed net realized gain ....................................                  3,012,187
Net unrealized appreciation of investments .........................                 27,227,039
Net unrealized appreciation on translation of assets and liabilities
   denominated in foreign currencies ...............................                    131,983
                                                                                   ------------
Net Assets .........................................................               $405,007,603
                                                                                   ============
NET ASSET VALUE PER SHARE:
Class A ($318,306,477 / 21,753,370 shares) .........................                     $14.63
                                                                                         ======
Class D ($86,701,126 / 5,938,546 shares) ...........................                     $14.60
                                                                                         ======

-----------------
See notes to financial statements.

================================================================================
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ..........................................................  $17,870,239
Dividends .........................................................    6,536,929
                                                                     -----------
Total investment income (net of foreign taxes withheld of $101,989)                 $24,407,168

EXPENSES:
Management fee ....................................................    1,836,072
Distribution and service fees .....................................    1,478,906
Shareholder account services ......................................      650,436
Custody and related services ......................................      120,000
Shareholder reports and communications ............................       98,766
Auditing and legal fees ...........................................       79,816
Registration ......................................................       78,105
Directors' fees and expenses ......................................       39,219
Shareholders' meeting .............................................       18,013
Miscellaneous .....................................................       42,254
                                                                     -----------
Total expenses ....................................................                   4,441,587
                                                                                    -----------
Net investment income .............................................                  19,965,581

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments ..................................   10,209,134
Net realized gain from foreign currency transactions ..............      124,087
Net change in unrealized depreciation of investments ..............   40,389,728
Net change in unrealized appreciation on translation of assets
   and liabilities denominated in foreign currencies ..............     (316,625)
                                                                    ------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS .........                  50,406,324

                                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS ............................                $ 70,371,905
                                                                                   ============

-----------------
See notes to financial statements.

================================================================================
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31
                                                                                 ----------------------------
                                                                                    1995            1994
                                                                                 ------------    ------------

OPERATIONS:
Net investment income ........................................................   $ 19,965,581    $ 20,225,018
Net realized gain (loss) on investments ......................................     10,209,134        (617,238)
Net realized gain from foreign currency transactions .........................        124,087         463,795
Net change in unrealized appreciation (depreciation) of investments ..........     40,389,728     (42,180,630)
Net change in unrealized appreciation on translation of assets and liabilities
   denominated in foreign currencies .........................................       (316,625)        442,628
                                                                                 ------------    ------------
Increase (decrease) in net assets from operations ............................     70,371,905     (21,666,427)
                                                                                 ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ....................................................................    (16,607,821)    (16,840,179)
  Class D ....................................................................     (3,554,476)     (3,211,726)
Net realized gain on investments:
  Class A ....................................................................     (5,854,791)           --
  Class D ....................................................................     (1,589,987)           --
                                                                                 ------------    ------------
Decrease in net assets from distributions ....................................    (27,607,075)    (20,051,905)
                                                                                 ------------    ------------

                                                             SHARES
                                                   -----------------------------
                                                      YEAR ENDED DECEMBER 31
                                                   -----------------------------
CAPITAL SHARE TRANSACTIONS:                            1995            1994
                                                   ------------   --------------
Net proceeds from sale of shares:
  Class A .....................................      2,037,105       2,841,412      29,059,201      39,717,860
  Class D .....................................      1,319,539       2,558,453      18,613,132      35,792,197
Investment of dividends:
  Class A .....................................        769,996         839,174      10,950,044      11,361,860
  Class D .....................................        193,425         187,366       2,746,592       2,524,974
Exchanged from associated Funds:
  Class A .....................................      2,629,077         448,817      38,414,916       6,195,966
  Class D .....................................        785,959          55,945      11,323,047         745,079
Shares issued in payment of gain distributions:
  Class A .....................................        340,918            --         4,950,128            --
  Class D .....................................        104,206            --         1,509,952            --
                                                    ----------      ----------   -------------     -----------
Total .........................................      8,180,225       6,931,167     117,567,012      96,337,936
                                                    ----------      ----------   -------------     -----------
Cost of shares repurchased:
  Class A .....................................     (3,019,135)     (2,914,276)    (42,874,377)    (39,968,347)
  Class D .....................................       (921,962)       (722,706)    (13,046,572)     (9,798,891)
Exchanged into associated Funds:
  Class A .....................................     (2,948,092)     (1,290,311)    (42,763,690)    (17,596,183)
  Class D .....................................       (765,462)       (288,794)    (10,940,934)     (3,935,880)
                                                    ----------      ----------   -------------     -----------
Total .........................................     (7,654,651)     (5,216,087)   (109,625,573)    (71,299,301)
                                                    ----------      ----------   -------------     -----------
Increase in net assets from capital
   share transactions .........................        525,574       1,715,080       7,941,439      25,038,635
                                                    ==========      ==========   -------------     -----------


Increase (decrease) in net assets .............                                     50,706,269     (16,679,697)

NET ASSETS:
Beginning of year ............................................................     354,301,334     370,981,031
                                                                                  ------------    ------------

End of year (including undistributed net investment income of $131,568 and
   $253,655, respectively) ...................................................    $405,007,603    $354,301,334
                                                                                  ============    ============

-----------------
See notes to financial statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Seligman Income Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to May 3, 1993, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.
2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:
          a. Investments in U.S. Government securities, bonds and stocks are valued at current market values or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
          b. The books and records of the Fund are maintained in U.S. dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions.
          The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.
          c. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
          d. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.
          e. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.
          f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, or capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

================================================================================

--------------------------------------------------------------------------------

3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995, amounted to $411,914,153 and $424,421,417, respectively.
    At December 31, 1995, the cost of investments for federal income tax purposes was $370,222,289, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $38,235,115 and $10,153,857, respectively.
4. At December 31, 1995, the Fund owned short-term investments which matured in less than 7 days.
5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee is calculated on a sliding scale of 0.50% to 0.44%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1995, was equivalent to an annual rate of 0.48% of the average daily net assets of the Fund. Seligman Henderson Co. (the "Subadviser"), a 50% owned affiliate of the Manager, is entitled to a portion of the Manager's fee for acting as Subadviser for certain of the international investments of the Fund.
    Effective January 1, 1996, the management fee rate is 0.60% of the first $1 billion of the Fund's average daily net assets, 0.55% of the next $1 billion of average daily net assets and 0.50% of average daily net assets, thereafter.
    Seligman  Financial  Services,  Inc.  (the  "Distributor"),  agent  for  the distribution of Fund shares and an affiliate of the Manager, received concessions of $105,433 from sales of Class A shares, after commissions of $804,096 paid to dealers.
    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1995, fees paid aggregated $704,025, or 0.23% per annum of the average daily net assets of Class A shares.
    The Fund has a Plan  with  respect  to Class D shares  under  which  service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended December 31, 1995, fees paid amounted to $774,881, or 1% per annum of the average daily net assets of Class D shares.
    The Distributor is entitled to retain any CDSL imposed on certain redemptions occurring within one year of purchase. For the year ended December 31, 1995, such charges amounted to $18,340.
    Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager, became eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 1995, Seligman Services, Inc. received commissions of $7,101 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $39,985, pursuant to the Plan.

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $650,436 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,553.
    Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
    Fees of $24,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.
    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1995 of $91,952 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. 6. Class-specific expenses charged to Class A and Class D during the year ended December 31, 1995, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                     CLASS A     CLASS D
                                     -------     -------
Distribution and service fees....   $704,025    $774,881
Registration.....................     16,342      20,040
Shareholder reports and
   communications................     11,021         495

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.
    The total return based on net asset value measures the Fund's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.

                                                       CLASS A                                     CLASS D
                                    ------------------------------------------------       -------------------------
                                                                                             YEAR ENDED
                                               YEAR ENDED DECEMBER 31                        DECEMBER 31     5/3/93*
                                    ------------------------------------------------       ---------------     TO
                                       1995o      1994o     1993      1992      1991       1995o     1994o  12/31/93
                                    --------   --------  --------  --------  --------   --------  --------  --------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
  period....................        $ 13.05    $ 14.58   $ 13.69   $ 12.45   $ 10.38    $ 13.01   $ 14.55   $ 14.42
                                    --------   --------  --------  --------  --------   --------  --------  --------
Net investment income.......            .76        .76       .75       .92       .96        .65       .65       .45
Net realized and unrealized
   investment gain (loss)...           1.89      (1.57)     1.40      1.21      2.08       1.88     (1.57)      .69
Net realized and unrealized
   gain (loss) on foreign currency
   transactions.............           (.01)       .03        --        --        --       (.01)      .03        --
                                    --------   --------  --------  --------  --------   --------  --------  --------
Increase (decrease) from
   investment operations....           2.64       (.78)     2.15      2.13      3.04       2.52      (.89)     1.14
Dividends paid..............           (.78)      (.75)     (.75)     (.89)     (.97)      (.65)     (.65)     (.50)
Distributions from net gain
   realized.................           (.28)        --      (.51)       --        --       (.28)       --      (.51)
                                    --------   --------  --------  --------  --------   --------  --------  --------
Net increase (decrease) in
   net asset value..........           1.58      (1.53)      .89      1.24      2.07       1.59     (1.54)      .13
                                    --------   --------  --------  --------  --------   --------  --------  --------
Net asset value, end of period      $ 14.63    $ 13.05   $ 14.58   $ 13.69    $ 12.45   $ 14.60   $ 13.01    $ 14.55
                                    ========   ========  ========  ========  ========   ========  ========  ========
TOTAL RETURN BASED
   ON NET ASSET VALUE                 20.60%    (5.43)%    15.98%    17.54%    30.12%    19.66%     (6.20)%    8.02%
Ratios/Supplemental Data:
Expenses to average net assets         1.00%      1.02%     1.03%      .84%      .85%      1.79%     1.82%     1.84%+
Net investment income to
   average net assets.......           5.38%      5.51%     5.29%     6.88%     8.24%      4.58%     4.74%     4.42%+
Portfolio turnover..........         111.78%     66.62%    60.62%    70.43%    66.77%    111.78%    66.62%    60.62%++
Net assets, end of period
       (000's omitted)......         $318,307  $286,355  $321,040  $213,007   $153,511   $86,701   $67,946    $49,941

-------------------
 *Commencement of offering of Class D shares.
 oPer share amounts for the years ended December 31, 1995 and 1994, are calculated based on average shares outstanding.
 +Annualized.
++For the year ended December 31, 1993.
See notes to financial statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Seligman Income Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
February 2, 1996

================================================================================
PROXY RESULTS
--------------------------------------------------------------------------------

Seligman Income Fund Shareholders voted on the following proposals at the Special Meeting of Shareholders held on December 12, 1995, in New York, New
York. Each Director was elected, and all other proposals were approved. The description of each proposal and number of shares voted are as follows:

                                        FOR           AGAINST          NON-VOTE
                                        ---           -------          --------
Election of Directors:
   Fred E. Brown                    15,946,062        426,117         10,890,954
   John R. Galvin                   15,930,574        438,971         10,890,963
   Alice S. Ilchman                 15,960,658        416,494         10,890,949
   Frank A. McPherson               15,954,192        420,203         10,890,961
   John E. Merow                    15,940,479        437,335         10,890,959
   Betsy S. Michel                  15,966,339        415,836         10,890,947
   William C. Morris                15,975,444        408,871         10,890,948
   James C. Pitney                  15,971,929        407,638         10,890,948
   James Q. Riordan                 15,950,875        417,741         10,890,960
   Ronald T.  Schroeder             15,976,763        406,380         10,890,947
   Robert L. Shafer                 15,973,044        406,696         10,890,948
   James N. Whitson                 15,974,281        406,702         10,890,948
   Brian T. Zino                    15,972,907        409,516         10,890,947

                                                         FOR             AGAINST         ABSTAIN         NON-VOTE
                                                         ---             -------         -------         --------
Ratification of Deloitte & Touche LLP as
   independent auditors:                             15,599,126          189,322         597,178        10,890,945
Approval of amendment to the Management
   Agreement to increase management fee
   payable by the Fund:                              11,639,399        3,530,814       1,215,413        10,890,945
Approval of amendment to the Subadvisory
   Agreement to increase the subadvisory fee payable
   by J. & W. Seligman & Co. Incorporated:           11,689,152        3,385,959       1,310,512        10,890,948
Approval of amendment of Fund's fundamental
   investment policy to increase the amount that may
   be borrowed to 15% of the market value of the
   Fund's total assets:                              13,451,956        1,891,397       1,042,218        10,890,999
Approval of amendment of Fund's fundamental
   investment policy to permit mortgaging or
   pledging of its assets:                           12,995,409        2,163,549       1,226,660        10,890,953
Approval of amendment of Fund's fundamental
   investment policy with respect to investments in
   real estate investment trusts:                    13,820,605        1,496,126       1,068,895        10,890,945

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------
FRED E. BROWN
DIRECTOR AND CONSULTANT,
  J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3, 4
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2, 4
DIRECTOR OR TRUSTEE,
  Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD AND PRESIDENT,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3, 4
VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFE Corporation

JAMES N. WHITSON 2, 4
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
  Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated


------------------
Member:
1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

================================================================================
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450  SHAREHOLDER SERVICES

(800) 445-1777  RETIREMENT PLAN
                SERVICES

(800) 622-4597  24-HOUR AUTOMATED
                TELEPHONE ACCESS
                SERVICE